Subsequent events	9 Months Ended
Sep. 30, 2021
Subsequent events
Subsequent events

17. Subsequent events

On November 30, 2020, CureVac entered into an Advanced Purchase Agreement (APA) with the European Commission (EC), which was acting on behalf and in the name of all Member States of the European Union to deliver 225 million doses of CVnCoV. In order to support our accelerated efforts to develop a safe and effective vaccine, the EC structured the APA to share the financial risk with CureVac and to support the development of CureVac’s operations in the form of an upfront payment of EUR 450 million, which is recognized as a contract liability as of September 30, 2021. Upon notification of the EC of the withdrawal of CureVac’s regulatory approval application for CVnCoV in October 2021, the APA automatically terminated. According to the EU APA, in such case of termination, CureVac must return only the unspent amount of the prepayment. CureVac is in the process of submitting to the EC a report of qualified expenditures incurred or committed to using the upfront payment and do not expect that it will be required to return any portion of it; the unreturned portion will be recognized into income in the fourth quarter of 2021.

The value of certain assets, semi-finished and finished goods that will have no future use will be assessed in the fourth quarter of 2021.

CureVac is currently coordinating with the EC to evaluate whether the EC will exercise its option to recover some raw materials and/or primary components paid for with the upfront as allowed for under the APA.

Due to the withdrawal of the EMA regulatory approval application for CVnCoV, CureVac will not be able to reach all predefined milestones for 2021 under the BMBF grant. From 2020 through December 2021, CureVac has received EUR 196.3 million. In November 2021, CureVac notified BMG of the inability to supply CVnCoV, therefore triggering automatic termination of the supply agreement. As a result, the contract liability amounting to EUR 124 million will be recognized into income in the fourth quarter of 2021.

As of September 30, 2021, all assets on the statement of financial position, which relate to CVnCoV and which are unable to be repurposed, were recoverable under either the APA or the BMBF grant.

As discussed in Note 3.1, in June 2021, Boehringer Ingelheim provided notice of its intention to terminate the Boehringer Agreement. The termination became effective on November 17, 2021 and, as a result, the remaining EUR 4,000K of the upfront payment, an option fee payment of EUR 5,000K and an additional EUR 7,000K in development milestone payments were recognized as revenue in the fourth quarter of 2021 as no further performance obligations remained.

In November 2021, CureVac issued a prepayment request and cancellation notice to the EIB under which it requested to voluntarily prepay, in December 2021, the EUR 25 million in principal in addition to accrued interest and to cancel the remaining EUR 50 million available under the EIB loan.